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Exhibit 99 (a)

BANK OF GRANITE CORPORATION
  NEWS
--------------------------------------------------------------------------------

FOR RELEASE:                                                     JANUARY 8, 2001

               BANK OF GRANITE REPORTS RECORD EARNINGS FOR FOURTH
            QUARTER AND FOR 2000-THE BEST EARNINGS IN BANK'S HISTORY

         Bank of Granite Corporation (Nasdaq: GRAN) reported the best earnings in the history of the bank-both for the fourth quarter and for the full year of 2000. Never before, since its founding in 1906, has the bank earned over $15 million in any one year.

         Net income for the fourth quarter of 2000 totaled $4,091,254 compared with $3,840,856 for the fourth quarter of 1999, an increase of 6.5%. On a per share basis this translates to 37(cent) per share vs 33(cent). For the full year, ending on December 31, 2000, net income totaLED $15,574,583 compared with $14,736,792 for 1999-an increase of 5.7%. On a diluted per share basis, this is $1.38 vs $1.28 for 1999.

         John A. Forlines, Jr., Chairman and Chief Executive Officer, expressed much satisfaction in these earnings, saying they were "exceptional" and were accomplished in a volatile monetary environment and at the beginning of a decline in economic activity. These earnings, he said, "beat our internal expectations" and met analysts' estimates. As always, he thanked the entire Bank of Granite family for their hard work and dedication in accomplishing these favorable results.

         Once again, key management ratios were very strong, exceeding the bank's peers and the banking industry generally. For the full year of 2000, the Company earned a 2.45% return on average assets. The return on average equity was 13.41% and the capital to assets ratio was 18.03%, indicating that Bank of Granite continues to be one of the strongest, best capitalized banks in the United States. The efficiency ratio was 36.52% and improved over last year's 39.04%, which was one of the very best ratios of any bank in 1999.

         Assets of $661,622,812 were up 8.3% for the year and were a new high for the bank. Deposits of $517,281,500 were up 9.7% and loans totaled $450,398,252, a 15.4% increase. Deposits and loans were also at new highs for the bank.

         Bank of Granite Corporation is the parent of Bank of Granite and GLL & Associates, Inc. Bank of Granite operates fourteen full service banking offices in Caldwell, Catawba, and Burke counties of North Carolina, including two grocery store offices, and a total of fifteen ATMs. GLL & Associates, Inc. is a mortgage bank specializing in government guaranteed mortgages with offices in the Central and Southern Piedmont and Catawba Valley regions of North Carolina. Bank of Granite Corporation's stock is held by over 5,000 shareholders and there were 11,152,949 shares of common stock outstanding on December 31, 2000. The stock is traded on the NASDAQ National Market(R) and the closing price at the end of the year was $23.25, an increase of 8.1% for the year.

                                  - - - 0 - - -

Please see "Financial Data" tables, which are attached.
For further information, contact Kirby A. Tyndall, Senior Vice President and Chief Financial Officer at Voice (828) 496-2026, Fax (828) 496-2116 or
Internet: ktyndall@bankofgranite.com.


                                                                            More


Bank of Granite Corporation, Form 8-K, January 8, 2001, page 5 of 7


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BANK OF GRANITE CORPORATION

                                                 Three Months Ended                   Twelve Months Ended
 Selected Financial Data                            December 31,                         December 31,
                                         --------------------------------     ----------------------------------
  ($ in thousands except per share data)  2000      1999(1)     % change     2000(2)      1999(1)     % change
----------------------------------------------------------------------------------------------------------------
 Consolidated earnings summary:
   Interest income, taxable equivalent   $ 15,059    $ 12,828        17.4%    $ 57,076     $ 49,902       14.4%
   Interest expense                         5,439       4,008        35.7%      19,172       15,752       21.7%
                                      ------------------------             -------------------------
   Net interest income, taxable equivalent  9,620       8,820         9.1%      37,904       34,150       11.0%
   Taxable equivalent adjustment              453         466        -2.8%       1,807        1,897       -4.7%
                                      ------------------------             -------------------------
   Net interest income                      9,167       8,354         9.7%      36,097       32,253       11.9%
   Loan loss provision (2)                    955         766        24.7%       3,894        1,863      109.0%
   Noninterest income                       2,189       1,879        16.5%       8,034        8,210       -2.1%
   Noninterest expense                      4,206       3,669        14.6%      16,777       16,536        1.5%
                                      ------------------------             -------------------------
   Income before income taxes               6,195       5,798         6.8%      23,460       22,064        6.3%
   Income taxes                             2,104       1,957         7.5%       7,885        7,327        7.6%
                                      ------------------------             -------------------------
   Net income                             $ 4,091     $ 3,841         6.5%    $ 15,575     $ 14,737        5.7%
                                      ========================             =========================
   Earnings per share - Basic              $ 0.37      $ 0.34         8.8%      $ 1.38       $ 1.28        7.8%
   Earnings per share - Diluted              0.37        0.33        12.1%        1.38         1.28        7.8%
                                      ------------------------             -------------------------
   Average shares - Basic                  11,175      11,462        -2.5%      11,308       11,478       -1.5%
   Average shares - Diluted                11,182      11,478        -2.6%      11,318       11,500       -1.6%
----------------------------------------------------------------------------------------------------------------
 Consolidated balance sheet data at December 31:
   Total assets                                                              $ 661,623    $ 610,727        8.3%
   Total deposits                                                              517,282      471,659        9.7%
   Loans (gross)                                                               450,398      390,189       15.4%
   Shareholders' equity                                                        119,315      113,451        5.2%
----------------------------------------------------------------------------------------------------------------
 Consolidated average balance sheet data:
   Total assets                         $ 651,405   $ 608,320         7.1%   $ 634,449    $ 598,548        6.0%
   Total deposits                         508,899     469,608         8.4%     491,972      458,355        7.3%
   Loans (gross)                          444,409     383,748        15.8%     421,253      380,693       10.7%
   Shareholders' equity                   117,916     112,821         4.5%     116,166      109,822        5.8%
----------------------------------------------------------------------------------------------------------------
 Consolidated performance ratios:
   Return on average assets                 2.50%       2.51%                    2.45%        2.46%
   Return on average equity                13.80%      13.51%                   13.41%       13.42%
   Efficiency ratio                        35.62%      34.29%                   36.52%       39.04%
----------------------------------------------------------------------------------------------------------------
 Consolidated asset quality data and ratios:
   Nonaccruing loans                                                           $ 1,502      $ 1,079       39.2%
   Accruing loans 90 days past due                                               1,983          981      102.1%
   Nonperforming loans                                                         $ 3,485      $ 2,060       69.2%
   Foreclosed properties                                                           134           54      148.1%
   Nonperforming assets                                                          3,619        2,114       71.2%
   Allowance for loan losses                                                     6,352        4,747       33.8%
   Loans charged off (2)                                                         2,606        1,881       38.5%
   Recoveries of loans charged off                                                 317          146      117.1%
   Net loan charge-offs (recoveries) (2)                                         2,289        1,735       31.9%
                                                                           -------------------------
   Net charge-offs to average loans (2)                                          0.54%        0.46%
   Nonperforming loans to total assets                                           0.53%        0.34%
   Allowance coverage of nonperforming loans                                   182.27%      230.44%
   Allowance for loan losses to gross loans                                      1.41%        1.22%
   Allowance for loan losses to net loans                                        1.43%        1.23%
----------------------------------------------------------------------------------------------------------------
 Subsidiary earnings summary:
   Bank of     Net interest income        $ 8,776     $ 8,017         9.5%    $ 34,719     $ 30,207       14.9%
   Granite     Loan loss provision (2)        925         766        20.8%       3,824        1,863      105.3%
               Noninterest income           1,657       1,356        22.2%       6,045        5,104       18.4%
               Noninterest expense          3,414       2,851        19.7%      13,384       12,121       10.4%
               Income taxes                 2,028       1,899         6.8%       7,716        6,853       12.6%
               Net income                   4,066       3,857         5.4%      15,840       14,474        9.4%
              --------------------------------------------------------------------------------------------------
   GLL &       Net interest income          $ 438       $ 423         3.5%     $ 1,618      $ 2,297      -29.6%
   Associates  Loan loss provision             30           -          n/a          70            -         n/a
   (mortgage   Noninterest income             531         508         4.5%       2,061        3,091      -33.3%
    bank)      Noninterest expense            784         784         0.0%       3,267        4,235      -22.9%
               Income taxes                    76          59        28.8%         168          474      -64.6%
               Net income                     109          88        23.9%         244          679      -64.1%
----------------------------------------------------------------------------------------------------------------

(1) Certain amounts in 1999 have been reclassified to conform with classifications in 2000.

(2) Amounts for the twelve months ended December 31, 2000 included a loss provision of $759,000 related to a $922,000 charge-off of a deficiency on loans to one borrower in the third quarter.

                                                                            MORE

Bank of Granite Corporation, Form 8-K, January 8, 2001, page 6 of 7


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BANK OF GRANITE CORPORATION

                                                                         Quarters Ended
                                                  --------------------------------------------------------------
 Supplemental Quarterly Financial Data              DEC 31,      Sep 30,     Jun 30,      Mar 31,     Dec 31,
  ($ in thousands except per share data)              2000       2000(2)       2000        2000       1999(1)
----------------------------------------------------------------------------------------------------------------
 Consolidated earnings summary:
   Interest income, taxable equivalent               $ 15,059     $ 14,589    $ 14,189     $ 13,241    $ 12,828
   Interest expense                                     5,439        5,035       4,487        4,211       4,008
                                                  --------------------------------------------------------------
   Net interest income, taxable equivalent              9,620        9,554       9,702        9,030       8,820
   Taxable equivalent adjustment                          453          455         440          461         466
                                                  --------------------------------------------------------------
   Net interest income                                  9,167        9,099       9,262        8,569       8,354
   Loan loss provision (2)                                955        1,505         788          645         766
   Noninterest income                                   2,189        2,136       2,049        1,660       1,879
   Noninterest expense                                  4,206        4,189       4,277        4,110       3,669
                                                  --------------------------------------------------------------
   Income before income taxes                           6,195        5,541       6,246        5,474       5,798
   Income taxes                                         2,104        1,807       2,159        1,813       1,957
                                                  --------------------------------------------------------------
   Net income                                         $ 4,091      $ 3,734     $ 4,087      $ 3,661     $ 3,841
                                                  ==============================================================
   Earnings per share - Basic                          $ 0.37       $ 0.33      $ 0.36       $ 0.32      $ 0.34
   Earnings per share - Diluted                          0.37         0.33        0.36         0.32        0.33
                                                  --------------------------------------------------------------
   Average shares - Basic                              11,175       11,288      11,351       11,419      11,462
   Average shares - Diluted                            11,182       11,302      11,361       11,428      11,478
----------------------------------------------------------------------------------------------------------------
 Consolidated ending balance sheet data:
   Total assets                                     $ 661,623    $ 640,338   $ 636,725    $ 642,590   $ 610,727
   Total deposits                                     517,282      496,068     490,018      493,285     471,659
   Loans (gross)                                      450,398      436,514     422,631      405,856     390,189
   Shareholders' equity                               119,315      117,919     116,132      114,611     113,451
----------------------------------------------------------------------------------------------------------------
 Consolidated average balance sheet data:
   Total assets                                     $ 651,405    $ 636,428   $ 631,454    $ 618,509   $ 608,320
   Total deposits                                     508,899      493,619     487,007      478,364     469,608
   Loans (gross)                                      444,409      428,585     415,396      396,621     383,748
   Shareholders' equity                               117,916      117,146     115,445      114,156     112,821
----------------------------------------------------------------------------------------------------------------
 Consolidated performance ratios:
   Return on average assets                             2.50%        2.33%       2.57%        2.35%       2.51%
   Return on average equity                            13.80%       12.68%      14.08%       12.76%      13.54%
   Efficiency ratio                                    35.62%       35.83%      36.40%       38.45%      34.29%
----------------------------------------------------------------------------------------------------------------
 Consolidated asset quality data and ratios:
   Nonaccruing loans                                  $ 1,502      $ 1,543     $ 1,154      $ 1,083     $ 1,079
   Accruing loans 90 days past due                      1,983        1,486         541        1,147         981
                                                  --------------------------------------------------------------
   Nonperforming loans                                  3,485        3,029       1,695        2,230       2,060
   Foreclosed properties                                  134           83         136          196          54
                                                  --------------------------------------------------------------
   Nonperforming assets                                 3,619        3,112       1,831        2,426       2,114
                                                  --------------------------------------------------------------
                                                  --------------------------------------------------------------
   Allowance for loan losses                            6,352        6,004       5,721        5,200       4,747
                                                  --------------------------------------------------------------
   Loans charged off (2)                                  672        1,351         313          269       1,018
   Recoveries of loans charged off                         65          129          46           77          10
                                                  --------------------------------------------------------------
   Net loan charge-offs (recoveries) (2)                  607        1,222         267          192       1,008
                                                  --------------------------------------------------------------
   Annualized net charge-offs to average loans (2)      0.54%        1.13%       0.26%        0.19%       1.04%
   Nonperforming loans to total assets                  0.53%        0.47%       0.27%        0.35%       0.34%
   Allowance coverage of nonperforming loans          182.27%      198.22%     337.52%      233.18%     230.44%
   Allowance for loan losses to gross loans             1.41%        1.38%       1.35%        1.28%       1.22%
   Allowance for loan losses to net loans               1.43%        1.39%       1.37%        1.30%       1.23%
----------------------------------------------------------------------------------------------------------------
 Subsidiary earnings summary:
   Bank of     Net interest income                    $ 8,776      $ 8,754     $ 8,900      $ 8,288     $ 8,017
   Granite     Loan loss provision (2) *                  925        1,475         778          645         766
               Noninterest income *                     1,657        1,569       1,556        1,263       1,356
               Noninterest expense *                    3,414        3,329       3,351        3,290       2,851
               Income taxes                             2,028        1,759       2,098        1,831       1,899
               Net income                               4,066        3,760       4,229        3,785       3,857
               * Includes effects of new Bounce program:
                      Loss provision                       80          118         133            -           -
                      Noninterest income                  480          512         456            -           -
                      Noninterest expense                  17           14          11            -           -
              --------------------------------------------------------------------------------------------------
   GLL &       Net interest income                      $ 438        $ 401       $ 445        $ 334       $ 423
   Associates  Loan loss provision                         30           30          10            -           -
   (mortgage   Noninterest income                         531          566         567          397         508
    bank)      Noninterest expense                        784          849         859          774         784
               Income taxes                                76           48          61          (17)         59
               Net income (loss)                          109           70          92          (26)         88
----------------------------------------------------------------------------------------------------------------

(1) Certain amounts in 1999 have been reclassified to conform with classifications in 2000.

(2) The third quarter of 2000 included a loss provision of $759,000 related to a $922,000 charge-off of a deficiency on loans to one borrower.

Bank of Granite Corporation, Form 8-K, January 8, 2001, page 7 of 7